UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 15, 2018, Super Micro Computer, Inc. (the “Company”) issued a press release announcing preliminary financial information for the quarter ended September 30, 2018. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in, and exhibits furnished pursuant to, Item 2.02 of this report, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 14, 2018, the Board of Directors of the Company, based on the recommendation of the Audit Committee and in consultation with management, determined that (i) the Company’s consolidated financial statements and the related reports of its independent registered public accounting firm contained in its Annual Report on Form 10-K for the fiscal years ended June 30, 2016 and 2015, (ii) the Company's previously issued condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the interim quarterly periods for the previously mentioned fiscal years ended June 30, 2016 and 2015 and (iii) the Company's previously issued condensed consolidated financial statements contained in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, December 31, 2016 and September 30, 2016 should no longer be relied upon because of errors.  The errors primarily related to the timing of recognition of revenue and classification of certain inventory used for engineering purposes and certain products returned to the Company for repair as inventory.  Revenue recognition timing issues included quarter-end cut-off determinations and allocation of revenue determinations for customer contracts with service elements.  To date, none of the revenue recognition errors identified relating to customer transactions involved revenues that could not ultimately be recognized.  The Company also plans to correct other accounting errors discovered through management’s review process.  To date, the Company believes total cash flows from operating, investing, and financing have not been impacted, with the exception of certain balance sheet classification errors that have been determined to have an immaterial effect  on cash and cash flows from operations.

As the Company has previously disclosed, in connection with the in-process audit of the Company’s financial results for the year ended June 30, 2017, a sales transaction was subject to additional inquiry and review.  Following completion of the Audit Committee investigation and additional testing, management (with the assistance of its external consultants) further reviewed the Company’s historical financial statements for the fiscal quarter ended June 30, 2014, and the fiscal years ended June 30, 2015, 2016 and 2017, and the quarterly financial statements within such years.

The Company intends to restate its financial statements for prior periods as required. The Company’s preliminary estimates for the changes in revenue, net income and GAAP earnings per share for the fiscal years ended June 30, 2015 and 2016 (as contained in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2015 and August 26, 2016, respectively) and the fiscal year ended June 30, 2017 (as announced on a preliminary basis in an exhibit to the Company’s Current Report on Form 8-K furnished on August 3, 2017) resulting from the expected restatement is as set forth below (in millions, except per share amounts):

	Year Ended as Reported														Year Ended as Announced
	June 30, 2015							June 30, 2016							June 30, 2017
	As Reported	Expected Adjustment Range			Expected as Adjusted Range			As Reported	Expected Adjustment Range			Expected as Adjusted Range			As Announced	Expected Adjustment Range			Expected as Adjusted Range
Revenue	$1,991	$(40)	-	$(20)	$1,951	-	$1,971	$2,216	$ 3	-	$ 23	$2,219	-	$2,239	$2,530	$ (53)	-	$(33)	$2,477	-	$2,497
Net Income	$102	$(8)	-	$(5)	$94	-	$97	$72	$2	-	$5	$74	-	$77	$69	$(7)	-	$(4)	$62	-	$65
Diluted Earnings per Share	$2.03	$(0.15)	-	$(0.09)	$1.88	-	$1.94	$1.39	$0.04	-	$0.10	$1.43	-	$1.49	$1.34	$(0.14)	-	$(0.08)	$1.20	-	$1.26

The Company intends to file its restated consolidated financial statements as soon as practicable; however, the Company cannot predict with certainty when the preparation of its prior period restated financial statements, as well as its Forms 10-Q and Forms 10-K for subsequent periods, will be completed.  As part of the restatement process, the Company is continuing to assess the adjustments identified above and will assess any other potential items for correction as needed.

In addition, the Company is evaluating the impact of the identified errors on its internal control over financial reporting and disclosure controls and procedures.  The Company will report material weaknesses in internal control over financial reporting related to this matter and will report that its disclosure controls and procedures were ineffective. The Company has already commenced efforts to remediate its material weaknesses.  The Company will report those material weaknesses and its remediation efforts in its Annual Report on Form 10-K for the year ended June 30, 2017.

The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

Use of Non-GAAP Financial Measures
Non-GAAP fully diluted earnings per share discussed in this Form 8-K excludes as applicable stock-based compensation expense and the related tax effect. The Company’s management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. The Company’s management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. The Company’s management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.

In connection with the restatement of the financial statements described above, the Company also expects to revise the non-GAAP earnings per share amounts that it previously disclosed for the prior periods to be restated. The Company’s estimates of the changes to certain of those amounts are as set forth below:

GAAP and Non-GAAP Diluted Earnings per Share:

	Year Ended as Reported														Year Ended as Announced
	June 30, 2015							June 30, 2016							June 30, 2017
	As Reported	Expected Adjustment Range			Expected as Adjusted Range			As Reported	Expected Adjustment Range			Expected as Adjusted Range			As Announced	Expected Adjustment Range			Expected as Adjusted Range
GAAP	$2.03	$(0.15)	-	$(0.09)	$1.88	-	$1.94	$1.39	$0.04	-	$0.10	$1.43	-	$1.49	$1.34	$(0.14)	-	$(0.08)	$1.20	-	$1.26
Less: Stock-based Compensation net of Tax Effect	0.12	0.01		0.01	0.13		0.13	0.20	0.01		0.01	0.21		0.21	0.23	0.01		0.01	0.24		0.24
Non-GAAP	$2.15	$(0.14)	-	$(0.08)	$2.01	-	$2.07	$1.59	$0.05	-	$0.11	$1.64	-	$1.70	$1.57	$(0.13)		$(0.07)	$1.44		$1.50

Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of such words as “anticipates,” “believes,” “estimates,” “expects,” “expected,” “intends,” “plans,” “range” “will,” and similar expressions that do not relate to historical matters. Forward-looking statements in this Form 8-K include, but are not limited to, statements, inferences, beliefs or expectations regarding: consequences and effects of the investigation and the additional testing referenced above, including on previously announced Company financial results and the anticipated adjustments thereto discussed above.
The above forward-looking statements reflect the current intent, beliefs and expectations of the Company’s management. They involve known and unknown risks, uncertainties and other factors that may cause future events, including the Company’s performance and results to differ materially from those expressed or implied by the forward-looking statements. Factors that may cause actual future events to differ from those in the forward-looking statements include the outcome of the Company’s completion of the quantification and evaluation of the specific errors in the Company’s previously issued financial statements, including the restatements thereof; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and review by, and the conclusions of, the Company’s independent registered public accounting firm regarding the Company’s revenue recognition and related accounting practices in an unanticipated manner. See also the factors described under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016, or as otherwise described in the Company’s other public filings. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 15, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: November 15, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)